                                                                   Exhibit 10.42


                                 AMENDMENT NO. 4
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                                 LIMITED WAIVER

         This AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED WAIVER (this "Amendment") is entered into as of April 13, 2001, among CKE Restaurants, Inc., the Lenders and BNP Paribas, a bank organized under the laws of France acting through its Chicago branch (as successor in interest to Paribas), as Agent.

                                    RECITALS

         CKE Restaurants, Inc., a Delaware corporation (the "Borrower"), certain financial institutions (the "Lenders") and Paribas, as agent for the Lenders (in such capacity, the "Agent") are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 24, 1999, as amended by that certain Amendment No.1 to Third Amended and Restated Credit Agreement, dated as of April 26, 2000, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement and Limited Waiver, dated as of September 28, 2000 and that certain Amendment No. 3 to Third Amended and Restated Credit Agreement and Limited Waiver, dated as of January 29, 2001 (as heretofore amended or otherwise modified, the "Credit Agreement").

         The Borrower has requested that the Agent and the Lenders amend and grant waivers with respect to certain provisions of the Credit Agreement, all as more fully described herein.

         The Agent and the Lenders have agreed to grant such amendments and waivers upon the terms and conditions set forth herein.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement, as amended hereby.

Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by:

         (i) amending and restating, in its entirety, the definition of "Applicable Margin" to read as follows:

                  "Applicable Margin" means a per annum rate of interest equal to (i) with respect to Eurodollar Loans, 3.75%, (ii) with respect to Base Rate Loans, 2.25% and (iii) with respect to the Commitment Fee, .50%; provided, however, that:

                  (a) (i) if the Borrower and its Subsidiaries have not received an aggregate amount of Net Sale Proceeds of at least $10 million during the period from January 22, 2001 to February 28, 2001 and used such Net Sale Proceeds to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount, then effective as of 5:00 p.m. (Chicago time) on February 28, 2001, the Applicable Margin with respect to Eurodollar Loans or Base Rate Loans shall be increased by 0.25% until the earlier of (x) March 31, 2001 or (y) such time as the aggregate amount of Net Sale Proceeds received after January 22, 2001 shall be at least
                  $10 million and such Net Sale Proceeds shall have been applied to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount and (ii) if the Borrower and its Subsidiaries have not received an aggregate amount of Net Sale Proceeds of at least $25 million during the period from January 22, 2001 to March 31, 2001 and used such Net Sale Proceeds to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount, then effective as of 5:00 p.m.


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                  (Chicago time) on March 31, 2001, the Applicable Margin with respect to Eurodollar Loans or Base Rate Loans shall be increased by 0.50% until the earlier of (x) September 30, 2001 and (y) such time as the aggregate amount of Net Sale Proceeds received after January 22, 2001 shall be at least $25 million and such Net Sale Proceeds shall have been applied to prepay outstanding Loans and concurrently reduce the Revolving Loan Commitments pro rata by a corresponding amount; provided, however, that the maximum aggregate increase in the Applicable Margin under clauses (i) and (ii) of this subsection (a) shall be 0.50%;

                  (b) on and after September 30, 2001, (A) if the Borrower and its Subsidiaries shall have received at least $100 million of Net Sale Proceeds during the period from April 9, 2001 to September 30, 2001 and used such Net Sale Proceeds to prepay outstanding Loans and concurrently permanently reduce the Revolving Loan Commitments pro rata by a corresponding amount, the Applicable Margin with respect to Eurodollar Loans shall be 4.5% and the Applicable Margin with respect to Base Rate Loans shall be 3.0% and (B) otherwise, the Applicable Margin with respect to Eurodollar Loans shall be 5.5% and the Applicable Margin with respect to Base Rate Loans shall be 4.0%; and

                  (c) at no time shall the Applicable Margin determined pursuant to this definition be less than (w) 3.75% with respect to Eurodollar Loans, (x) 2.25% with respect to Base Rate Loans and (y) .50% with respect to the Commitment Fee.

         (iii) amending and restating, in its entirety, the definition of "Revolving Loan Maturity Date" to read as follows:

                           "Revolving Loan Maturity Date" shall mean February 1, 2002.

(b) Section 2.2(a) of the Credit Agreement is hereby amended by amending and restating the second to last sentence of such subsection to read as follows:


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         The Revolving Loans of each Lender made on the Second A&R Closing Date shall be initially made as a Base Rate Loan or a Eurodollar Loan (subject to the other terms of this Agreement, including without limitation, Section 2.3 and Section 2.17) and may thereafter be maintained at the option of the Borrower as a Base Rate Loan or a Eurodollar Loan, in accordance with the provisions hereof; provided however, that after 5:00 p.m. (Chicago time) on June 30, 2001 the Revolving Loans shall be maintained only as Base Rate Loans.

(c) Section 2.3(a) of the Credit Agreement is hereby amended by amending and restating, in its entirety, the last parenthetical appearing therein to read as follows:

         (provided, that (i) no Eurodollar Loan may be requested or made when any Default or Event of Default has occurred and is continuing, (ii) no Eurodollar Loan with an Interest Period that would expire beyond June 30, 2001 may be requested or made and (iii) after 5:00 p.m. (Chicago time) on June 30, 2001 no Eurodollar Loan may be requested or made regardless of whether any Default or Event of Default has occurred and is continuing)

(d) Section 2.7(a) of the Credit Agreement is hereby amended by amending and restating, in its entirety, clause (iv) of such subsection to read as follows:

                  (iv) no Interest Period in respect of any Revolving Loan or any Term Loan shall extend beyond the Revolving Loan Maturity Date or the Term Loan Maturity Date, as the case may be, or, in any event, beyond 5:00 p.m. (Chicago time) on June 30, 2001; and

(e) Section 2.9(a) of the Credit Agreement is hereby amended by amending and restating, in its entirety, the proviso to such subsection to read as follows:

         provided that no Loan may be continued as, or converted into, a Eurodollar Loan (i) when any Default or Event of Default has occurred and is continuing or (ii) after 5:00 p.m. (Chicago time) on June 30, 2001.


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

(f) Section 3.2 of the Credit Agreement is hereby amended by inserting a parenthetical after the term "Eurodollar Loans" in clause (i) to read as follows:

         (as set forth in the definition of "Applicable Margin" in Section 1.1 notwithstanding the fact that there may be no Eurodollar Loans outstanding)

(g) Section 6.1 of the Credit Agreement is hereby amended by amending and restating subsection (l) to read as follows:

         (l) Officer's Certificates and Financial Statements relating to Retail Periods. Within 30 days after the close of each Retail Period of the Borrower, a certificate of the chief financial officer of the Borrower which certifies that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reason-able detail of the business and condition of the Borrower and its Subsidiaries during such Retail Period, and that as a result of such review such officer has concluded that no Default or Event of Default has occurred during the period commencing at the beginning of such Retail Period and ending on the date of such certificate or, if any Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof. Such certificate shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Section 7.1(d) during and as at the end of such Retail Period (including, without limitation, calculations of Consolidated EBITDA, consolidated depreciation and consolidated amortization of the Borrower and its Subsidiaries for such Retail Period) and shall be accompanied by consolidated and consolidating (by business units) statements of income for the Borrower and its Subsidiaries for such Retail Period and for the


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT
         elapsed portion of the fiscal year ended with the last day of such Retail Period. Within 45 days after the close of each Retail Period of the Borrower (i) consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Retail Period and the related consolidated statements of cash flow for such Retail Period and for the elapsed portion of the fiscal year ended with the last day of such Retail Period, (ii) comparative figures for the related periods in the prior fiscal year for the statement of income required to be delivered pursuant to this subsection (l) for such Retail Period and (iii) comparative figures for the corresponding financial results contained in the budget required to be delivered pursuant to Section 6.1(d) and prior year for the statement of income.

(h) Section 7.1(d) of the Credit Agreement is hereby amended by amending and restating, in its entirety, such subsection to read as follows:

         (d) Minimum Consolidated EBITDA. The Borrower shall not permit Adjusted Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters (or, commencing on November 7, 2000, the period of thirteen consecutive Retail Periods) of the Borrower (taken as one accounting period) as determined on the last day of each fiscal quarter (or, commencing on November 7, 2000, the last day of each Retail Period) of the Borrower ending during each period set forth below, minus the amount of any EBITDA Adjustments as of the date of determination, to be less than the amount set forth opposite such period:

        Period                                                  Amount
        Second A&R Closing Date through November 1, 1999        $200,000,000


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

        Period                                                  Amount
        November 2, 1999 through January 31, 2000               $175,000,000
        February 1, 2000 through May 22, 2000                   $155,000,000
        May 23, 2000 through August 14, 2000                    $160,000,000
        August 15, 2000 through November 6, 2000                $133,000,000
        November 7, 2000 through January 29, 2001               $110,000,000
        January 30, 2001 through February 26, 2001              $ 92,000,000
        February 27, 2001 through March 26, 2001                $ 89,000,000
        March 27, 2001 through April 23, 2001                   $ 88,000,000
        April 24, 2001 through May 21, 2001                     $ 81,000,000
        May 22, 2001 through June 18, 2001                      $ 81,000,000
        June 19, 2001 through July 16, 2001                     $ 83,000,000
        July 17, 2001 through August 13, 2001                   $ 76,000,000
        August 14, 2001 through September 10, 2001              $ 77,000,000
        September 11, 2001 through October 8, 2001              $ 79,000,000
        October 9, 2001 through November 15, 2001               $ 81,000,000
        November 16, 2001 through December 3, 2001              $ 82,000,000
        December 4, 2001 through December 31, 2001              $ 87,000,000
        January 1, 2002 through January 28, 2002
        and each Retail Period thereafter                       $ 98,000,000

         provided, however, that the amount set forth opposite such period shall be reduced by the EBITDA Adjustments as of the date of determination attributable to those Restaurants sold (excluding those sold during the period from November 2, 1999 through January 31, 2000) pursuant to which the Net Sale Proceeds from such sales have been applied to permanently reduce the Commitments of the Lenders on or before the 45 th calendar day following the end of the fiscal quarter in which such Restaurants were sold.


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

(i) Section 7.1(f) of the Credit Agreement is hereby amended by amending and restating, in its entirety, clause (b) of the last sentence of such subsection to read as follows:

         (b) the Borrower shall not make or incur, and shall not permit any of its Subsidiaries to make or incur, any Capital Expenditures in excess of $55,000,000 in the aggregate during the Borrower's fiscal year 2002, or in excess of $20,000,000 in the aggregate during any one fiscal quarter of the Borrower's fiscal year 2002.

(j) Section 7.5(a) of the Credit Agreement is hereby amended by amending and restating, in its entirety, clause (ii) thereof to read as follows:

                  (ii) the purchase price for such asset shall be paid to the Borrower or such Subsidiary solely in cash, Cash Equivalents or non-cash consideration in the form of promissory notes, provided that, in the case of non-cash consideration received in the form of promissory notes, (A) such consideration shall not exceed 25% of the aggregate purchase price for such asset, (B) such promissory notes shall mature no later than 3 years after the date of issuance, (C) such promissory notes shall be pledged to the Agent, for the benefit of the Lenders, pursuant to a pledge agreement in form and substance satisfactory to the Agent, (D) all payments of principal, interest and other amounts payable under such promissory notes and that are received by the Borrower or such Subsidiary shall be applied to prepay the outstanding Loans in accordance with Section 2.12(a) hereof and (E) the aggregate principal amount of all promissory notes received as consideration for all asset sales permitted under this Section 7.5(a) shall not exceed $50,000,000 at any one time outstanding.


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Section 3. Limited Waiver. Subject to the terms and conditions set forth herein,
(i) the Agent and the Lenders hereby waive any Default or Event of Default arising solely as a result of the failure of the Borrower to comply with the terms of Section 7.1(d) of the Credit Agreement for the period commencing on May 23, 2000 and ending on August 14, 2000 and (ii) for the period commencing on August 14, 2000 and ending on January 31, 2002, the Agent and the Lenders hereby waive compliance by the Borrower with the requirements of subsections (a), (b),
(c), (e) and (g) of Section 7.1 of the Credit Agreement; provided, however, that each of the foregoing waivers shall cease to be effective as of 5:00 p.m. (Chicago time) on January 31, 2002.

Section 4. Acknowledgment and Agreements. (a) By its execution hereof, the Borrower acknowledges that it did not receive Net Sale Proceeds in the amounts and for the periods specified in Section 6.13 of the Credit Agreement and that as a result, pursuant to Section 6.13 of the Credit Agreement, the Borrower is required to use its best efforts to, and to cause each of its Subsidiaries to use its best efforts to, promptly execute and deliver to the Agent such security agreements, pledge agreements, mortgages, leasehold mortgages and other agreements, instruments, documents and opinions as the Agent shall request, each in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such assets and property of the Borrower and such Subsidiaries. The Borrower hereby agrees to perform its obligations under Section 6.13 of the Credit Agreement as soon as reasonably practicable.

(b) By its execution hereof, the Borrower further agrees to use reasonable efforts to effect a complete refinancing of the Loans outstanding hereunder as soon as reasonably practicable with one or more financial institutions, pursuant to which the Borrower shall prepay the aggregate outstanding principal of all Loans, together with accrued and unpaid interest thereon and all other amounts owing hereunder.

(c) By its execution hereof, for the avoidance of doubt, the Borrower acknowledges and agrees that any and all mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust or other similar agreements executed and delivered by the Borrower or any of its Subsidiaries or affiliates in connection with the Credit Agreement or any other Loan Documents shall be a "Loan Document" for the purposes of the Credit Agreement.


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Section 5. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders, as of the date hereof, that after giving effect to this Amendment:

            (a) no Default or Event of Default has occurred and is continuing;
and

            (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct.

Section 6. Conditions to Effectiveness of this Amendment. Upon satisfaction of the following conditions precedent, this Amendment shall immediately become effective as of the date hereof:

(a) The Agent shall have received a counterpart to this Amendment, duly executed and delivered by the Borrower and each of the Required Lenders;

(b) The Agent shall have received a certificate of a duly authorized officer of the Borrower certifying as to matters set forth in Section 5 of this Amendment; and

(c) The Agent shall have received a side letter from the Borrower, duly executed and delivered by the Borrower and relating to the payment of certain fees in connection with this amendment.

Section 7. Miscellaneous.

(a) Effect; Ratification. The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (2) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby. For the avoidance of

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT
doubt, each reference in the Credit Agreement, as amended hereby to "the date hereof" shall mean and be a reference to November 24, 1999. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Expenses and Fees. Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Transaction Document and in addition to any fees and expenses required to be paid by the Borrower thereunder, the Borrower agrees to pay all costs, fees and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

(c) Counterparts. This Amendment may be executed in any number of counter-parts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(d) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                            [SIGNATURE PAGES FOLLOW]

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                              CKE RESTAURANTS, INC.


                              By:_________________________________________
                              Print Name: Carl A. Strunk
                              Title:      Executive Vice President,
                              Chief       Financial Officer

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              BNP PARIBAS (as successor in interest to PARIBAS), as Agent and as a Lender By:


                              By:_________________________________________
                              Print Name: Clark C. King III
                              Title:      Managing Director


                              By:_________________________________________
                              Print Name: Michael C. Colias
                              Title:      Vice President

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              BANK LEUMI USA


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              ARAB BANKING CORPORATION


                              By:_________________________________________
                              Print Name:
                              Title:


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              WASHINGTON MUTUAL BANK, FA (f/k/a/ BANK UNITED OF TEXAS FSB)


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              BANK AUSTRIA CREDITANSTALT
                                  CORPORATE FINANCE, INC.


                              By:_________________________________________
                              Print Name:
                              Title:


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              NATIONAL BANK OF KUWAIT


                              By:_________________________________________
                              Print Name:
                              Title:


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              CALIFORNIA BANK & TRUST
                                  (f/k/a SUMITOMO BANK OF CALIFORNIA)


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              CENTURA BANK


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              CHANG HWA COMMERCIAL BANK, LTD.,
                                  NEW YORK BRANCH


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              CREDIT INDUSTRIEL ET COMMERCIAL
                                  (f/k/a COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENNE)


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              AMSOUTH BANK
                                  (successor in interest by merger to FIRST
                                  AMERICAN NATIONAL BANK)


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              FIRST UNION NATIONAL BANK


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              FIRST BANK & TRUST


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.)


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              MANUFACTURERS BANK


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              THE SANWA BANK, LIMITED


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              SUNTRUST BANK
                                  (f/k/a/ SUNTRUST BANK, NASHVILLE, N.A.)


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              UMB BANK, N.A.


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              U.S. BANK NATIONAL ASSOCIATION


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              WELLS FARGO BANK


                              By:_________________________________________
                              Print Name:
                              Title:

                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                              OFFICER'S CERTIFICATE

            I,__________________, am the _________________ of CKE Restaurants,
Inc. I execute and deliver this Officer's Certificate dated as of April 13, 2001, on behalf of the Borrower pursuant to Section 6 of the Amendment No. 4 and Limited Waiver to Third Amended and Restated Credit Agreement (the "Amendment") by and among CKE Restaurants, Inc. (the "Borrower"), the Lenders party thereto and Paribas, acting in its capacity as agent for the Lenders (the "Agent"). Capitalized terms used but not defined herein shall the respective meanings specified in the Amendment.

            I hereby certify, on behalf of the Borrower, after giving effect to the Amendment, that (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct as of the date hereof.

                                CKE RESTAURANTS, INC.
                                By:_________________________________________
                                Name:_______________________________________
                                Title:______________________________________


                                           AMENDMENT NO. 4 AND LIMITED WAIVER TO
                                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT